SIXTH AMENDMENT TO FORBEARANCE AGREEMENT

This Sixth Amendment to Forbearance Agreement (“Agreement or “Sixth Amendment”) is made this 11th day of March, 2022, effective as of March 11, 2022, by and between UNIQUE FABRICATING NA, INC., a Delaware corporation (“US Borrower”), and UNIQUE-INTASCO CANADA, INC., a corporation organized under the laws of the province of British Columbia (“CA Borrower”, called together with US Borrower, the “Borrowers” and each of them referred to herein as a “Borrower”), UNIQUE FABRICATING, INC., a Delaware corporation (“Parent”), UNIQUE-CHARDAN, INC., a Delaware corporation, UNIQUE MOLDED FOAM TECHNOLOGIES, INC., a Delaware corporation, UNIQUE PRESCOTECH, INC., a Delaware corporation, UNIQUE FABRICATING REALTY, LLC a Michigan limited liability company, UNIQUE FABRICATING SOUTH, INC., a Michigan corporation, and UNIQUE-INTASCO USA, INC., a Michigan corporation (each a “Guarantor” and collectively the “Guarantors”), the financial institutions signatory hereto (individually a “Lender,” and collectively the “Lenders”), and CITIZENS BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (in such capacity, the “Agent”).

RECITALS:

Borrowers, Agent and the Lenders are party to an Amended and Restated Credit Agreement dated November 8, 2018, as amended by a Waiver and First Amendment to Credit Agreement and Loan Documents dated May 7, 2019, a Second Amendment to Credit Agreement and Loan Documents dated June 14, 2019, a Third Amendment to Credit Agreement and Loan Documents dated June 28, 2019, a Waiver and Fourth Amendment to Credit Agreement and Loan Documents dated July 16, 2019, a Fifth Amendment to Credit Agreement dated August 7, 2019, a Sixth Amendment to Credit Agreement dated April 3, 2020, a Seventh Amendment to Credit Agreement dated April 23, 2020 and an Eighth Amendment to Credit Agreement dated August 7, 2020 (as so amended and further amended by the Forbearance Agreement, as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans available to the Borrowers.

The Loans and the Borrowers’ obligations under the Credit Agreement are secured by, among other documents and instruments: (i) a first priority all-assets security interest granted by the US Borrower and the Guarantors to Agent pursuant to the terms and conditions of the Security Agreement dated April 29, 2016 as affirmed by a Consent and Reaffirmation of Security Agreement dated November 8, 2018 (the “Security Agreement”); (ii) a first priority all- assets security interest granted by the CA Borrower to Agent pursuant to the terms and conditions of the Security Agreement dated April 29, 2016 as affirmed by a Consent and Reaffirmation of Security Agreement dated November 8, 2018 (the “CA Security Agreement”); and (iii) the absolute and unconditional, joint and several Continuing Agreement of Guaranty and Suretyship dated April 29, 2016 of US Borrower and Guarantors, as affirmed by a Consent and Reaffirmation of, and Amendment to, Continuing Agreement of Guaranty and Suretyship dated November 18, 2018 (collectively the “Guaranty”).

As a result of Specified Defaults, the Obligors and the Lenders entered into a Forbearance Agreement dated April 9, 2021 pursuant to which, the Lenders agreed to forbear on a limited basis from exercising their rights because of the Specified Defaults. The Obligors subsequently requested that the Agent and Lenders extend the Forbearance Period. Accordingly, the Obligors, Agent and Lenders entered into a First Amendment to Forbearance Agreement dated June 14, 2021 (the “First Amendment”). The Obligors then requested that the Lenders and Agent agree to certain further amendments to the Forbearance Agreement in connection with the issuance by the Borrower of additional equity securities. Accordingly, the Borrower and Agent, and Lenders entered into a Second Amendment to Forbearance Agreement dated September 21, 2021 (the “Second Amendment”). Subsequently a Specified Forbearance Termination Event occurred in that the Borrowers failed to meet the required Minimum Consolidated EBITDA Covenant set forth in Section 7(d) of the Credit Agreement. As a result, the Obligors requested that the Lenders forbear with respect to the Specified Forbearance Termination Event in addition to the Specified Events of Default and requested certain other modifications to the Forbearance Agreement. Accordingly, the Obligors, Lenders and Agent entered into a Third Amendment to Forbearance Agreement dated December 9, 2021 (the “Third Amendment”). Subsequently, a Second Specified Forbearance Termination Event occurred under the Forbearance Agreement in that the US Borrower failed to meet the minimum Liquidity for the period ended December 31, 2021. As a result, the Obligors requested that the Agent and Lenders waive US Borrower’s failure to meet the required minimum Liquidity for the period ended December 31, 2021. Accordingly, the Obligors, Lenders and Agent entered into a Fourth Amendment to Forbearance Agreement dated February 4, 2022 (the “Fourth Amendment”). Obligors requested that the Agent and Lenders extend the Forbearance Period from February 28, 2022 to March 11, 2022. Agent and Lenders were willing to do so. Accordingly, the Obligors, Agent and Lenders entered into a Fifth Amendment to Forbearance Agreement dated effective as of February 28, 2022 (the “Fifth Amendment”). Unless otherwise stated, all references herein to the Forbearance Agreement shall be to the Forbearance Agreement. as amended.

The Obligors now have requested that the Agent and Lenders extend the Forbearance Period from March 11, 2022 to May 30, 2022. The Agent and Lenders are willing to do so on the terms and conditions in this Sixth Amendment.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged the Obligors, Agent and Lenders hereby agree as follows:

1.RECITALS. The foregoing recitals of facts are true and accurate in all material respects and are incorporated into this Agreement and shall form a part of it. Capitalized terms used herein, but not defined herein, shall have the meaning ascribed to them in the Credit Agreement or the Forbearance Agreement, as applicable. “Forbearance Agreement” means the Forbearance Agreement dated April 9, 2021, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and this Sixth Amendment.

2.PRECONDITIONS TO EFFECTIVENESS OF AGREEMENT. The effectiveness of the terms and provisions of this Agreement shall be subject to:

a.the receipt by the Agent of each of the following, in form and substance satisfactory to the Agent:

i.an original of this Agreement, duly authorized, executed and delivered by each of the Obligors;

ii.a certificate from an authorized officer of each Obligor that is not a natural person certifying, among other things, that attached are true and correct copies of: (i) a resolution of each Obligor authorizing the execution, delivery and performance of this Agreement, and the other documents and certificates to be delivered in connection herewith and (ii) the names, incumbency and certified signatures of those persons authorized on behalf of each Obligor to sign this Agreement and the other documents and certificates to be delivered in connection herewith;

iii.Obligors’ payment of all outstanding attorneys’ fees and expenses of counsel and financial advisors for the Agent and Lenders and all other fees and expenses payable pursuant to the Credit Agreement;

iv.Payment by the Obligors of all interest accrued but unpaid on the Loan, if any, any unpaid regularly scheduled principal payments required under the Loan Documents, if any; and

v.all financial information and financial reports due pursuant to the terms of the Loan Documents, or otherwise requested by the Agent in connection with the negotiation and preparation of this Agreement.

b.The occurrence of no other Default under the Loan Documents as of the date hereof (other than the Specified Defaults and the Specified Forbearance Termination Event).

3.ACKNOWLEDGMENT OF DEFAULT. Obligors hereby acknowledge, agree, and confirm that they are in default of their obligations under the Loan Documents because of the Specified Defaults and the Specified Forbearance Termination Event. Obligors further hereby acknowledge, confirm, and agree that as of the close of business on March 8, 2022, Obligors are indebted to the Lenders in respect of the Loans (including PIK interest), as follows:

a.With respect to the Revolving Credit and Swing Line Loan, the combined outstanding principal amount of Sixteen Million Sixty-Five Thousand One Hundred Ninety-Five and 45/100 ($16,065,195.445) Dollars, plus accrued and unpaid interest in the combined amount of One Hundred Twenty-Seven Thousand Thirty-Two and 39/100 ($127,032.39) Dollars; and

b.With respect to the US Term Loan, the outstanding principal amount of Twenty Million Five Hundred Eight-Four Thousand Four Hundred Two and 93/100 ($20,584,402.93) Dollars, plus accrued and unpaid interest in the amount of Twenty-Eight Thousand Three Hundred Three and 56/100 ($28,303.56) Dollars; and

c.With respect to the CA Term Loan, the outstanding principal amount of Seven Million Five Hundred Twenty-Eight Thousand Four Hundred Ninety-Eight and 00/100 ($7,528,498.00) Dollars, plus accrued and unpaid interest in the amount of Ten Thousand Three Hundred Fifty-One and 69/100 ($10,351.69) Dollars; and

d.With respect to the CAPEX Loan, the outstanding principal amount of One Million Sixty-Seven Thousand Nine Hundred Forty-Five and 42/100 ($1,067,945.42) Dollars, plus accrued and unpaid interest in the amount of One Thousand Four Hundred Sixty-Eight and 99/100 ($1,468.99) Dollars.

4.FORBEARANCE PERIOD EXTENSION. The Forbearance Period set forth in Section 9 of the Forbearance Agreement is hereby extended from March 11, 2022 to May 30, 2022.

5.WEEKLY STATUS UPDATES. Commencing on March 16, 2022, and on each Wednesday thereafter during the Forbearance Period, in addition to Borrowers’ other reporting obligations under the Forbearance Agreement and other Loan Documents, the Borrowers shall provide the Agent and Lenders with a written status report on the financial condition, operating performance, and business operations, of the Obligors and development and implementation of process improvement actions contemplated by the Obligors to improve their financial and operational performance. Commencing March 17, 2022 and on each Thursday thereafter during the Forbearance Period, at a time acceptable to the Agent and Lenders, the Obligors shall convoke a conference telephone call (or other electronic communication meeting) with the Lenders and Financial Advisor to discuss such status report.

6.CASH FLOW.

a.Section 6(b) of the Third Amendment is hereby deleted and replaced with the following:

"(b) Commencing with Wednesday, March 9, 2022 and on each Wednesday of each successive week through and including the week beginning May 30, 2022, the Obligors shall provide to the Agent a comprehensive statement of actual cash flow of the Obligors for the immediately preceding week (the “Cash Flow Statements”) and on a cumulative to-date basis from the period beginning February 14, 2022 through the end of such preceding week, said Cash Flow

Statements shall be prepared in a manner and form acceptable to Agent, on a consistent basis and include therewith a comparison of actual cash flow versus the projected cash flow according to the Projections, on a cumulative basis and for the preceding week, and an explanation of any significant deviations from the Projections;”

b.Section 7 of the Third Amendment is hereby deleted and replaced with the following:

The Obligors’ actual cumulative total cash disbursements reflected on the Cash Flow Statements shall not exceed the projected total cash disbursements for the same cumulative period as set forth on the cash projection schedule attached hereto as Exhibit A (the “Projections) by more than 15% at any time during the Forbearance Period. The foregoing covenant shall be tested weekly on a rolling basis during the Forbearance Period commencing March 9, 2022.

c.Exhibit A of the Third Amendment is hereby deleted and replaced with Exhibit A, attached hereto.

7.AGENT CONSULTANT. Counsel for the Agent and Lenders shall re-engage CM (as defined in the First Amendment to Forbearance Agreement), now known as Riveron RTS, LLC, as a financial consultant to counsel to assist counsel with its representation of the Agent and Lenders. The fees and expenses of the Financial Advisor shall be a reimbursable out-of-pocket expense of counsel and the Lenders and payable by the Obligors in accordance with the Credit Agreement and Section 15(b) of this Sixth Amendment.

8.BINDING EFFECT OF DOCUMENTS. Each Obligor hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents, including the Forbearance Agreement, to which it is a party has been duly executed and delivered to the Agent or Lenders, as applicable by Obligors, and each is in full force and effect as of the date hereof (except to the extent any provision is superseded hereby), (b) the agreements and obligations of Obligors contained in such documents and in this Agreement constitute the legal, valid and binding obligations of Obligors, enforceable against them in accordance with their respective terms, and Obligors have no valid defense to the enforcement of such obligations, and (c) the Agent and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

9.ACKNOWLEDGMENT RESERVATION OF RIGHTS. Obligors hereby acknowledge that the Agent, on behalf of the Lenders, is free to exercise its rights and remedies under the Loan Documents, applicable law or otherwise including acceleration of the Indebtedness as all such Indebtedness is payable on demand or subject to acceleration by reason of the Specified Defaults and the Specified Forbearance Termination Event. The Lenders have not waived, presently do not intend to waive and may never waive any or all remedies or prior acceleration and nothing contained herein or the transactions contemplated hereby shall be deemed to constitute any such waiver, but the Agent and Lenders agree to forbear during the Forbearance Period from exercising their rights and remedies as a result of the Specified Defaults and the Specified Forbearance Termination Event so long as Obligors observe and perform each and every term, covenant and condition of the Forbearance Agreement.

10.REPRESENTATIONS, WARRANTIES AND COVENANTS. Obligors acknowledge and agree that each of the representations, warranties, waivers, and covenants made by or on behalf of any Obligor to the Agent or Lenders or undertaken by any Obligor to the Agent or Lenders Bank in the Forbearance Agreement are hereby restated, ratified and affirmed as of the date of this Agreement as if fully and completely restated herein.

11.NO NOVATION OR IMPAIRMENT OF SECURITY. As amended by the Forbearance Agreement, all the terms, covenants, conditions and warranties of the Credit Agreement and other Loan Documents shall continue in full force and effect. Neither this Sixth Amendment, nor the Forbearance Agreement nor any of the other amendments to the Loan Documents through the date hereof is intended to be and shall not constitute a substitution or novation of the Credit Agreement or of any of the other Loan Documents. Nothing contained in this Sixth Amendment nor any prior amendment of the Loan Documents shall (a) be construed as (i) invalidating or releasing any security or collateral now or hereafter held by Lenders for the Loan, or (ii) giving any person, other than the parties hereto, any right, remedy or claim under or in respect of this Sixth Amendment or any of the other Loan Documents, nor (b) impair the priority or perfection of the liens, rights or security interests in favor of Agent or Lenders under any of the Loan Documents.

12.RELEASE.

a.In consideration of Agent’s and Lenders’ agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Obligors, on behalf of themselves and each of their officers, employees, present and former shareholders, attorneys, agents, affiliates, subsidiaries, divisions, predecessors, successors, assigns, anyone acting on their behalf and other legal representatives (collectively referred to hereinafter as the “Releasors”), hereby absolutely, unconditionally and irrevocably release, remise and forever discharge Agent, each Lender and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, advisors, employees, agents and other representatives (collectively hereinafter referred to as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any or all of the Releasors may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, the other Loan Documents, any of the Mortgage Documents or this Agreement or transactions thereunder or related thereto.

b.Obligors understand, acknowledge and agree that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

c.Obligors agree that no fact, event, circumstance, evidence, or transaction which could now be asserted, or which may hereafter be discovered shall affect in any manner the final, absolute, and unconditional nature of the release set forth above.

13.COVENANT NOT TO SUE. Releasors hereby absolutely, unconditionally and irrevocably, covenant and agree with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by Obligors pursuant to Section 12 above. If any or all of the Releasors violate the foregoing covenant, each Obligor and each of their successors, assigns and legal representatives, agree to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys' fees and costs incurred by any Releasee as a result of such violation.

14.INDEMNIFICATION. Each Obligor agrees to indemnify and hold Agent and each Lender and each of their directors, officers, employees, agents (including attorneys and other professionals providing advice in connection herewith) and Affiliates (each, an “Indemnified Person”) harmless from and against any and all claims, losses, damages, obligations, liabilities, penalties, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) of any kind or nature whatsoever, whether direct, indirect or consequential (collectively, “Indemnified Costs”), that may at any time be imposed on, incurred by or asserted against any such Indemnified Person as a result of, arising from or in any way relating to the preparation, execution, performance or enforcement of this Agreement or any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby or any action, suit or proceeding (including any inquiry or investigation) by any Person, whether threatened or initiated, related to any of the foregoing, and in any case whether or not such Indemnified Person is a party to any such action, proceeding or suit or a subject of any such inquiry or investigation. All the foregoing Indemnified Costs of any Indemnified Person shall be paid or reimbursed jointly and several by the each of the Obligors, as and when incurred and upon demand.

15.FEES AND EXPENSES.

a.As consideration for the agreements contained herein, the Obligors shall pay to Agent for the ratable benefit of the Lenders consenting to and executing this Amendment a fee in the amount equal to forty (40) basis points of the outstanding amount of the Loans, to wit: One Hundred Eighty Thousand Nine Hundred Eighty-Four and 16/100 ($180,984.16) Dollars, which fee is deemed earned and when paid is non-refundable. The Extension Fee shall be paid in two installments, the first of which in the amount of Ninety Thousand Four Hundred Ninety-Two and 08/100 ($90,492.08) Dollars shall be paid simultaneously with the execution of this Agreement, and the second of which in the amount of Ninety Thousand Four Hundred Ninety-Two and 08/100 ($90,492.08) Dollars shall be paid on or before the expiration of the Forbearance Period.

b.As additional consideration for the agreements contained herein, the Obligors absolutely and unconditionally agree to reimburse the Agent and Lenders, on demand at any time and as often as the occasion therefore may require, whether or not all or any of the transactions contemplated by this Agreement are consummated, all fees, costs, expenses and disbursements of the Agent and Lenders and any counsel, appraiser or financial consultant to any of them, if any, including the fee and expenses of Riveron RTS, LLC and the internally allocated cost of in-house counsel, in connection with the preparation, negotiation, execution, or delivery of this Agreement and administration of the Loan and any agreements delivered in connection with the transactions contemplated hereby and expenses which shall at any time be incurred or sustained by Agent as a consequence of or in any way in connection with the preparation, negotiation, execution, or delivery of this Agreement or the administration of the Loan and the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement, any of the Loan Documents and any agreements prepared, negotiated, executed or delivered in connection with the transactions contemplated hereby. Such fees and expenses shall constitute additional Indebtedness under the Loan Documents until paid notwithstanding any failure by the Obligors to comply with any other term of this Agreement. Upon the occurrence of a Forbearance Termination Event all unreimbursed expenses outstanding shall be paid forthwith by the Obligors.

16.MISCELLANEOUS.

a.Effect of this Agreement. This Agreement and the Loan Documents constitute and embody the entire agreement between the parties as to the Loans and the temporary forbearance contemplated by the Forbearance Agreement. Except as specifically set forth herein, no changes or modifications to the Loan Documents are intended or implied. To the extent of conflict between the terms of this Agreement and the other Loan Documents, the terms of this Agreement shall control. The parties acknowledge and agree that there are no agreements, understandings, warranties, or representations among and between the parties except as set forth in this Agreement and the Loan Documents

b.Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

c.Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Neither Borrowers nor any Guarantor shall assign any interest in this Agreement.

d.Survival of Representations and Warranties. All representations and warranties made in this Agreement or any other document furnished in connection with this Agreement shall survive the execution and delivery of this Agreement and the other documents, and no investigation by the Agent or any Lender or any closing shall affect the representations and warranties or the right of the Agent and Lenders to rely upon them.

e.Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement.

f.Time of Essence. Time is of the essence with respect to Obligors’ obligations under this Agreement.

g.Reviewed by Attorneys. Each Obligor represents and warrants to the Lenders that it (a) understands fully the terms of this Agreement and the consequences of the execution and delivery of this Agreement, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement and any documents executed in connection herewith with, such attorneys and other persons as Obligors may wish, and (c) has entered into this Agreement and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind. The parties hereto acknowledge and agree that neither this Agreement nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Agreement and the other documents executed pursuant hereto or in connection herewith.

h.Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

i.Consent to Jurisdiction and Venue. Each of the Obligors hereby irrevocably consents to the personal jurisdiction and venue of the state and federal courts located in Wayne County, Michigan, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement or the Loan Documents, any rights or obligations hereunder, or the performance of such rights and obligations. Nothing in this Section shall affect the right of the Agent to serve legal process in any other manner permitted by applicable law or affect the right of the Agent to bring any action or proceeding against any of the Obligors or their properties in the courts of any other jurisdictions. Additionally, each of the Obligors, if elected by the Agent or Lenders as a remedy upon the occurrence of a Forbearance Termination Event, consent to and will refrain from interfering with the appointment of a Receiver to administer and operate any of the Obligors or any of their properties or assets.

j.Waiver of Jury Trial. EACH OF THE OBLIGORS, AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, (A) WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, THE INDEBTEDNESS, ALL MATTERS CONTEMPLATED HEREBY AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND (B) AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN WAIVED. EACH OF THE OBLIGORS CERTIFIES THAT NEITHER AGENT NOR ANY LENDER NOR ANY OF THEIR REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT AGENT OR LENDERS WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OR RIGHT TO TRIAL BY JURY.

k.Counterparts; Electronic Signature. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Agent to accept electronic signature counterparts in any form or format and (y) Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any document signed in connection with this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

l.Amendments. No change, addition to, amendment or modification of the terms of this Agreement shall be effective unless reduced to writing and executed by all the parties hereto.

m.Other Agreements. The parties understand and agree (i) that the consideration for this Agreement is contractual and not a mere recital, (ii) that neither this Agreement, nor any part thereof, shall be used or construed as an admission of liability on the part of the Agent or Lenders and that this Agreement shall not be admissible in any proceeding or cause of action as an admission of liability by the Agent or any Lender, and (iii) that this Agreement is knowing and voluntary and is executed without reliance on any statement or representation by the Agent or any Lender concerning the nature or extent of any claims, damages or legal liability therefore.

(Balance of Page Intentionally Blank)

IN WITNESS WHEREOF, the Obligors and Lenders have executed this Sixth Amendment to Forbearance Agreement as of the day and year first-above written.

BORROWERS:

UNIQUE FABRICATING NA, INC.

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO CANADA, INC.

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

“Borrowers”

UNIQUE FABRICATING, INC., a Delaware
corporation

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-CHARDAN, INC., a Delaware
corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

(Signatures Continued on Next Page)

UNIQUE MOLDED FOAM TECHNOLOGIES,
INC., a Delaware corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE PRESCOTECH, INC., a Delaware
corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING REALTY, LLC a
Michigan limited liability company,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE FABRICATING SOUTH, INC., a
Michigan corporation,

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

UNIQUE-INTASCO USA, INC., a Michigan
corporation

By: /s/ Byrd Douglas Cain III
Byrd Douglas Cain III
Title: President

“Guarantors”

(Signatures Continued on Next Page)

IN WITNESS WHEREOF, the Obligors and Lenders have executed this Sixth Amendment to Forbearance Agreement as of the day and year first-above written.

CITIZENS BANK, NATIONAL
ASSOCIATION, as Agent and Lender

By: /s/ Chelsea Brophy
Chelsea Brophy
Its: Vice President

COMERICA BANK,
as Lender

By:
Jacob Villemure
Its: Vice President

FLAGSTAR BANK, FSB,
as Lender

By: /s/ Kathryn Pothier-Hilt
Kathryn Pothier-Hilt
Its: First Vice President

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Sally C. Barton
Sally C. Barton
Its: Senior Vice President